Exhibit (o)(2)

                                   SCHEDULE A
                            EFFECTIVE AUGUST 11, 2003

                              AMENDED AND RESTATED
                    MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS
                                 MARCH 17, 2003


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                                             Eaton Vance Growth Trust
Atlanta Capital Intermediate Bond Fund                         Eaton Vance Growth Fund
Atlanta Capital Large-Cap Growth Fund                          Eaton Vance Information Age Fund
Atlanta Capital Small-Cap Fund                                 Eaton Vance Large-Cap Growth Fund
Eaton Vance Asian Small Companies Fund                         Eaton Vance Small-Cap Growth Fund
Eaton Vance Greater China Growth Fund                          Eaton Vance Worldwide Health Sciences Fund

                                           Eaton Vance Investment Trust

Eaton Vance California Limited Maturity Municipals Fund        Eaton Vance New Jersey Limited Maturity Municipals Fund
Eaton Vance Florida Limited Maturity Municipals Fund           Eaton Vance New York Limited Maturity Municipals Fund
Eaton Vance Massachusetts Limited Maturity Municipals Fund     Eaton Vance Ohio Limited Maturity Municipals Fund
Eaton Vance National Limited Maturity Municipals Fund          Eaton Vance Pennsylvania Limited Maturity Municipals Fund


                                           Eaton Vance Municipals Trust

Eaton Vance Alabama Municipals Fund                            Eaton Vance Mississippi Municipals Fund
Eaton Vance Arizona Municipals Fund                            Eaton Vance Missouri Municipals Fund
Eaton Vance Arkansas Municipals Fund                           Eaton Vance National Municipals Fund
Eaton Vance California Municipals Fund                         Eaton Vance New Jersey Municipals Fund
Eaton Vance Colorado Municipals Fund                           Eaton Vance New York Municipals Fund
Eaton Vance Connecticut Municipals Fund                        Eaton Vance North Carolina Municipals Fund
Eaton Vance Florida Municipals Fund                            Eaton Vance Ohio Municipals Fund
Eaton Vance Georgia Municipals Fund                            Eaton Vance Oregon Municipals Fund
Eaton Vance Kentucky Municipals Fund                           Eaton Vance Pennsylvania Municipals Fund
Eaton Vance Louisiana Municipals Fund                          Eaton Vance Rhode Island Municipals Fund
Eaton Vance Maryland Municipals Fund                           Eaton Vance South Carolina Municipals Fund
Eaton Vance Massachusetts Municipals Fund                      Eaton Vance Tennessee Municipals Fund
Eaton Vance Michigan Municipals Fund                           Eaton Vance Virginia Municipals Fund
Eaton Vance Minnesota Municipals Fund                          Eaton Vance West Virginia Municipals Fund


                                          Eaton Vance Municipals Trust II

Eaton Vance Florida Insured Municipals Fund                    Eaton Vance High Yield Municipals Fund
Eaton Vance Hawaii Municipals Fund                             Eaton Vance Kansas Municipals Fund

                                      A-1
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                                          Eaton Vance Mutual Funds Trust

Eaton Vance Floating-Rate Fund                                 Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Floating-Rate High Income Fund                     Eaton Vance Tax-Managed International Growth Fund
Eaton Vance Government Obligations Fund                        Eaton Vance Tax-Managed Mid-Cap Core Fund
Eaton Vance High Income Fund                                   Eaton Vance Tax-Managed Multi-Cap Opportunity Fund
Eaton Vance Low Duration Fund                                  Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1
Eaton Vance Strategic Income Fund                              Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2
Eaton Vance Tax-Managed Dividend Income Fund                   Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Tax-Managed Equity Asset Allocation Fund           Eaton Vance Tax-Managed Value Fund
Eaton Vance Tax-Managed Growth Fund 1.1                        Eaton Vance Tax-Managed Emerging Markets Fund


                                       Eaton Vance Special Investment Trust

Eaton Vance Balanced Fund                                      Eaton Vance Small-Cap Growth Fund
Eaton Vance Emerging Markets Fund                              Eaton Vance Small-Cap Value Fund
Eaton Vance Greater India Fund                                 Eaton Vance Special Equities Fund
Eaton Vance Large-Cap Core Fund                                Eaton Vance Utilities Fund
Eaton Vance Large-Cap Value Fund


                                         Eaton Vance Income Fund of Boston
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                                      A-2